UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 25, 2022

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

STRATTEC SECURITY CORPORATION (the "Company") hereby announces that effective as of September 1, 2022 Dennis Bowe, age 54, will be appointed as the Company's Vice President and Chief Financial Officer.  In such role, Mr. Bowe will serve as the principal financial officer and principal accounting officer for the Company.  Mr. Bowe served in various senior finance roles at Harley-Davidson Motor Company since 2012, most recently as the Global Commercial Finance Director. In such role, Mr. Bowe led all financial activities for the sales, marketing, and distribution of $5.3 billion of motorcycles, parts, accessories, and general merchandise sold globally. Mr. Bowe also was a strategic member of the Harley-Davidson executive team supporting market analysis, sales forecasting, pricing, promotions, marketing, budget/resource allocation and product launches.  Mr. Bowe has experience in strategic acquisitions and strategic partnerships.  Prior to his tenure with Harley Davidson, Mr. Bowe served as European Finance Director for Mazda Motor Europe based in Germany and prior to that he was Finance Controller, North American Fleet Sales & Remarketing Operations for Ford Motor Company. Dennis holds a BA in International Business from Hillsdale College and an MBA in finance from Columbia Business School.

Mr. Bowe will participate in the Company's Stock Incentive Plan and Supplemental Executive Retirement Plan on terms similar to the other officers and executive management team of the Company.  Additionally, it is expected that Mr. Bowe will enter into the form of employment agreement and change of control employment agreement as is substantially consistent with the forms of such agreements entered into by the Company with its other officers.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date: August 25, 2022
	By:	/s/ Frank J. Krejci
Frank J. Krejci, President and
Chief Executive Officer